Net finance costs - Disclosure of net finance costs (Details) - CAD ($)	12 Months Ended
	Sep. 30, 2024	Sep. 30, 2023	Sep. 30, 2022
Interest expense from:
Unsecured loan	$ 0	$ 503,251	$ 321,313
Accretion cost - accrued royalties liability	180,965	170,373	159,451
Lease obligations	70,351	37,786	30,112
CEBA term loan	0	8,281	0
Other	694	3,857	1,114
Total interest expenses	252,010	723,548	511,990
Interest income	(55,687)	(55,514)	(5,988)
Net finance costs	$ 196,323	$ 668,034	$ 506,002